For Immediate Release
Corel Corporation Reports Third Quarter Results
Revenue Increases 7%; GAAP Net Income of $0.22 Per Diluted Share;
Non-GAAP Adjusted Net Income of $0.36 Per Diluted Share
Ottawa, Canada — September 28, 2006 — Corel Corporation (NASDAQ:CREL; TSX:CRE) today reported financial results for its third quarter ended August 31, 2006. Revenues in the third quarter of fiscal 2006 were $41.3 million, an increase of 7% over revenues of $38.5 million in the third quarter of fiscal 2005. GAAP net income in the third quarter of fiscal 2006 was $5.5 million, or $0.22 per diluted share. This compares to a GAAP net loss of $(3.0) million, or $(0.15) per share in the third quarter of fiscal 2005.
Non-GAAP adjusted net income for the third quarter of fiscal 2006 was $9.2 million, or $0.36 per diluted share, an increase of 88% compared to non-GAAP adjusted net income for the third quarter of fiscal 2005 of $4.9 million, or $0.24 per diluted share. Non-GAAP adjusted EBITDA in the third quarter of fiscal 2006 was $12.4 million, a 16% increase compared to $10.7 million in the third quarter of fiscal 2005. A reconciliation of GAAP net income to non-GAAP adjusted net income and non-GAAP adjusted EBITDA is provided in the notes to the financial statements included in this press release.
“Corel continued to execute against all aspects of our strategy in the third quarter,” said David Dobson, CEO of Corel Corporation. “Our announced acquisition of InterVideo and recent launches of Snapfire and Paint Shop Pro Photo XI show that we are focused on delivering the products and value that customers and partners demand. We also showed our discipline around driving profits as earnings growth outpaced revenue growth. With strong revenue performance, new global partnerships, and increasing traction in developing and emerging markets, Corel is successfully executing its strategy to deliver long-term, shareholder value.”
Fourth Quarter Fiscal 2006 Guidance
Corel provided guidance for the fourth quarter ending November 30, 2006.
The Company currently expects:

•	Revenue in the range of $46 million to $48 million.

•	GAAP net income of $6.7 million to $7.8 million and non-GAAP adjusted net income of $10.4 million to $11.5 million.

•	GAAP EPS of $0.26 to $0.30 per share and non-GAAP EPS of $0.40 to $0.45 per share.
Fiscal 2006 Guidance
Corel provided guidance for the year ending November 30, 2006.
The Company currently expects:
•	Revenue in the range of $175.8 million to $177.8 million

•	GAAP net income of $6.6 million to $7.7 million and non-GAAP adjusted net income of $34.8 million to $35.9 million.

•	GAAP EPS of $0.28 to $0.33 per share and non-GAAP EPS of $1.48 to $1.52 per share.
Corel will host a conference call to discuss the results at 4:30 p.m. Eastern Time today. To access the conference call, please dial (800) 289-0572 or (913) 981-5543. A live webcast and replay of the call will also be available through Corel’s Investor Relations website at http://investor.corel.com/events.cfm.
Forward-Looking Statements:
This news release includes forward-looking statements that are based on certain assumptions and reflect our current expectations. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Such risks include competitive threats from well-established software companies that have significantly greater market share and resources than us, new entrants that benefit from industry trends, such as the increasing importance of Internet distribution and open source software, and from online services companies that are increasingly seeking to provide software products at little or no incremental cost to their customers to expand their Internet presence and build consumer loyalty. We rely on a small number of key strategic relationships for a significant percentage of our revenue and these relationships can be modified or terminated at any time. In addition, our core products have been marketed for many years and the packaged software market in North America and Europe is relatively mature and characterized by modest growth. Accordingly, we must successfully complete acquisitions, penetrate new markets or increase penetration of our installed base to achieve revenue growth. In addition, we face risks related to our proposed acquisition of InterVideo, Inc., including the risk that the proposed acquisition may not be completed in a timely manner, if at all, and disruption from the transaction making it more difficult to maintain relationships with customers, employees, or suppliers. These and other risks, uncertainties and other important factors are described in our Prospectus dated April 25, 2006, filed with the Securities and Exchange Commission (The SEC) pursuant to Rule 462(b) of the rules and regulations under the Securities Act of 1933 and our other filings with the SEC under the caption “Risk Factors” and elsewhere. A copy of the Prospectus and such other filings can be obtained on our website or on the SEC’s website at http://www.sec.gov. Certain of such risks are also included in our Canadian supplemented PREP prospectus dated April 25, 2006, available at http://www.sedar.com. Risks related to InterVideo’s business can be found in InterVideo’s reports filed with the SEC under the caption “Risk Factors” and elsewhere, including InterVideo’s 10-Q for the quarter ended June 30, 2006, which can be found on InterVideo’s website or on the SEC’s website at http://www.sec.gov. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.
Financial Presentation and Use of Non-GAAP Measures:
Our financial statements have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, which differ in certain material respects from Canadian generally accepted accounting principles. In addition, our financial statements and information in this release are presented in U.S. Dollars, unless otherwise indicated. This news release includes certain non-GAAP financial measures, such as adjusted net income and adjusted EBITDA. We use these non-GAAP financial measures to confirm our compliance with covenants contained in our debt facilities, as supplemental indicators of our operating performance and to assist in evaluation of our liquidity. These measures do not have any standardized meanings prescribed by GAAP and therefore are not comparable to the calculation of similar measures used by other companies, and should not be viewed as alternatives to measures of financial performance or changes in cash flows calculated in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the closes GAAP measures are set out in the notes to the financial statements attached to this news release.
About Corel Corporation
Corel is a leading global packaged software company with over 40 million users. The Company provides full-featured, easy-to-use productivity, graphics and digital imaging software and enjoys a favorable market position among consumers and small businesses. The Company’s award-winning product portfolio features popular, globally recognized brands, including CorelDRAW® Graphics Suite, Corel® Paint Shop® Pro, Corel Painter™ , Corel DESIGNER®, Corel® WordPerfect® Office, WinZip®, and iGrafx®. With hundreds of industry awards for leadership in software innovation, design and value, Corel’s products have built a loyal following of customers and partners around the globe. Corel’s products are sold in over 75 countries through an international network of resellers and retailers, original equipment manufacturers (OEMs), and Corel’s global websites.

© 2006 Corel Corporation. All rights reserved. Corel, CorelDRAW, Paint Shop, Painter, Designer, WordPerfect, WinZip, iGrafx and the Corel logo are trademarks or registered trademarks of Corel Corporation and/or its subsidiaries.

CRELF
Press Contact:
Gail Scibelli
617-539-9984
gail.scibelli@corel.com
Investor Relations Contact:
The Blueshirt Group
415-217-7722
Todd Friedman
todd@blueshirtgroup.com
Stacie Bosinoff
stacie@blueshirtgroup.com

Corel Corporation
Quarterly Financial results
For the quarter ended August 31, 2006
(in thousands, except per share data; unaudited)
Consolidated Condensed Statement of Operations

	Three Months ended August 31,				Nine Months ended August 31,
	2006		2005		2006		2005
Revenues — Product		$36,362		$34,360		$115,011		$106,870
Revenues — Maintenance and service		4,892		4,129		14,740		11,608

Total revenues		41,254		38,489		129,751		118,478

Cost of revenues — Product		5,338		4,263		15,392		13,068
Cost of revenues — Maintenance and service		287		257		877		898
Amortization of intangible assets		2,712		6,654		11,987		19,489

Total cost of revenues		8,337		11,174		28,256		33,455

Gross margin		32,917		27,315		101,495		85,023

Operating expenses
Sales and marketing		11,810		12,938		40,337		37,926
Research and development		6,379		6,016		19,200		17,669
General and administrative		5,833		5,088		17,421		15,401
Restructuring		—		68		811		680

Total operating expenses		24,022		24,110		77,769		71,676

Income from operations		8,895		3,205		23,726		13,347

Other expenses (income)
Loss on debt retirement		17		—		8,292		3,937
Interest expense, net		2,334		3,549		9,404		8,926
Impairment (gain on disposal) of equity investment		—		(60)				(60)
Amortization of deferred financing fees		188		455		989		1,259
Other non-operating expense (income)		377		282		(271)		653

Income (loss) before taxes		5,979		(1,021)		5,312		(1,368)
Income tax expense		485		1,969		5,427		3,984

Net income (loss)		$5,494		$(2,990)		$(115)		$(5,352)

Net income (loss) per share
Basic and diluted
Class A	$	N/A	$	N/A	$	N/A	$	N/A
Class B		N/A		N/A		N/A		N/A
WinZip Common		N/A		N/A		N/A		N/A
Corel Common		0.22		(0.15)		(0.01)		(0.27)
Pro-forma basic		0.22		(0.15)		(0.01)		(0.27)
Pro-forma diluted		0.22		(0.15)		(0.01)		(0.27)

Shares used in basic and diluted per share amounts
Class A		N/A		N/A		N/A		N/A
Class B		N/A		N/A		N/A		N/A
WinZip Common		N/A		N/A		N/A		N/A
Corel Common		25,348		19,485		21,708		19,485

Shares used in pro-forma per share amounts
Basic		24,494		19,485		21,708		19,485
Diluted		25,348		19,485		21,708		19,485

Consolidated Condensed Balance Sheet

	August 31,	November 30,
	2006	2005
Assets
Current assets:
Cash and cash equivalents	$34,554	$20,746
Restricted cash	718	966
Accounts receivable
Trade, net	15,531	19,342
Due from related parties	—	667
Other	251	311
Inventory	1,005	726
Defered tax assets, current portion	240	592
Prepaids and other current assets	2,367	2,343

Total current assets	54,666	45,693

Investments	226	334
Capital assets	3,564	3,532
Intangible assets	40,353	52,397
Goodwill	9,850	9,850
Deferred Income tax assets	—	284
Deferred financing charges and other long-term assets	4,080	8,746

Total assets	$112,739	$120,836

Liabilities and shareholders’ deficit
Current liabilities:
Accounts payable & accrued liabilities	$21,796	$30,152
Due to related party	—	334
Income taxes payable	9,814	10,773
Deferred revenue	10,319	11,755
Current portion of promissory note	542	1,170
Current portion of term loan payable	900	15,764

Total current liabilities	43,371	69,948

Deferred revenue	1,842	2,085
Term loan payable	88,875	132,965
Promissory note and other long-term liabilities	591	1,072

Total liabilities	134,679	206,070

Shareholders’ deficit
Share capital	30,584	(73,793)
Additional paid-in capital	3,960	7,427
Accumulated other comprehensive income	(22)	85
Deficit	(56,462)	(18,953)

Total shareholders’ deficit	(21,940)	(85,234)

Total liabilities and shareholders’ deficit	$112,739	$120,836

Consolidated Condensed Statement of Cash Flows

	Three Months ended August 31,		Nine Months ended August 31,
	2006	2005	2006	2005

Cash flow from operating activities
Net income (loss)	$5,494	$(2,990)	$(115)	$(5,352)
Depreciation	336	327	1,112	1,096
Amortization of deferred financing fees	188	455	989	1,259
Amortization of intangible assets	2,712	6,654	11,987	19,489
Stock-based compensation	805	755	2,451	994
Accrued interest	161	(180)	(100)	353
Provision for bad debts	(24)	216	150	409
Deferred income taxes	—	426	636	739
Unrealized losses on foreign exchange contracts	(43)	(31)	178	262
Gain on disposal of fixed assets	—	(2)	—	(16)
Loss on early retirement of debt	17	—	8,292	3,937
Gain on disposal of investments	—	(54)	—	(125)
Operating Assets	(3,614)	(341)	(3,881)	(450)

Cash flow provided by operating activities	6,032	5,235	21,699	22,595

Cash flow from financing activities
Restricted cash	(1)	(500)	(1)	857
Proceeds from term loan	—	23,000	90,000	153,000
Repayments of term loan	(225)	(16,895)	(148,954)	(81,200)
Financing fees incurred	(70)	(956)	(7,708)	(8,624)
Proceeds from public offering	(3,221)	—	69,317	—
Proceeds from issuance of common shares	3	—	4	—
Paid up capital distribution	—	—	—	(83,113)
Dividends	—	(8,000)	(7,500)	(14,135)
Other financing	(340)	(250)	(1,438)	(3,000)

Cash flow provided by (used in) financing activities	(3,854)	(3,601)	(6,280)	(36,215)

Cash flow from investing activities
Proceeds from redemption of investments	—	54	—	10,112
Acquisition of Jasc	—	(170)	—	(354)
Purchase of long lived assets, net of proceeds	(616)	(538)	(1,471)	(1,006)

Cash flow provided by (used in) investing activities	(616)	(654)	(1,471)	8,752

Effect of exchange rate changes on cash	(29)	(10)	(140)	(29)

Increase (decrease) in cash and cash equivalents	1,533	970	13,808	(4,897)
Opening cash and cash equivalents	33,021	5,690	20,746	11,557

Closing cash and cash equivalents	$34,554	$6,660	$34,554	$6,660

Non-GAAP Results
(In thousands, except per share data)

	Three Months ended August 31,		Nine Months ended August 31,
	2006	2005	2006	2005

Non-GAAP Adjusted Net Income Calculation:
Net income (loss)	$5,494	$(2,990)	$(115)	$(5,352)
Amortization of intangible assets	2,712	6,654	11,987	19,489
Stock based compensation	805	755	2,451	994
Restructuring	—	68	811	680
Impairment gain on disposal of investments	—	(54)	—	(125)
Reorganization costs	—	—	117	883
Amortization of deferred financing fees	188	455	989	1,259
Loss on debt retirement	17	—	8,292	3,937

Non-GAAP Adjusted Net Income	$9,216	$4,888	$24,532	$21,765

Percentage of revenue	22.3%	12.7%	18.9%	18.4%

Pro-forma diluted non-GAAP adjusted net income per share	$0.36	$0.24	$1.09	$1.09

Shares used in computing proforma diluted non-GAAP adjusted net income per share	25,348	20,253	22,492	19,959

Non-GAAP Adjusted EBITDA Calculation:
Cash flow provided by operating activities	$6,032	$5,235	$21,699	$22,595
Change in operating assets and liabilities	3,614	341	3,881	450
Interest Expense	2,334	3,549	9,404	8,926
Income tax expense, net	485	1,969	5,427	3,984
Accrued interest	(161)	180	100	(353)
Provision for bad debts	24	(216)	(150)	(409)
Unrealized losses on foreign exchange contracts	43	31	(178)	(262)
Deferred income taxes		(426)	(636)	(739)
Gain on disposal of fixed assets		2		16
Restructuring	—	68	811	680
Reorganizational costs			117	883

Non-GAAP Adjusted EBITDA	$12,371	$10,733	$40,475	$35,771

Percentage of revenue	30.0%	27.9%	31.2%	30.2%

Other Supplemental Information

Revenue by Product Segment
Productivity	$20,265	$17,756	$59,228	$49,656
Graphics and Digital Imaging	20,989	20,733	70,523	68,822

Total	$41,254	$38,489	$129,751	$118,478

As percentage of revenues
Productivity	49.1%	46.1%	45.6%	41.9%
Graphics and Digital Imaging	50.9%	53.9%	54.4%	58.1%

Total	100.0%	100.0%	100.0%	100.0%

Revenue by Geography
Americas	$26,559	$25,583	$79,141	$73,404
Europe, Middle East, Africa	10,887	9,703	40,336	36,800
Asia-Pacific	3,808	3,203	10,274	8,274

Total	$41,254	$38,489	$129,751	$118,478

As percentage of revenues
Americas	64.4%	66.5%	61.0%	62.0%
Europe, Middle East, Africa	26.4%	25.2%	31.1%	31.0%
Asia-Pacific	9.2%	8.3%	7.9%	7.0%

Total	100.0%	100.0%	100.0%	100.0%

Allocation of Stock-Based Compensation Expense
Cost of revenues — Product	$4	$4	$19	$12
Cost of revenues — Maintenance and service	2	1	6	3
Sales and marketing	231	290	543	392
Research and development	101	74	217	145
General and administrative	467	386	1,666	442

Total	$805	$755	$2,451	$994